Investor Presentation

June 30, 2026

CALIFORNIA BANCORP | CALIFORNIA BANK OF COMMERCE

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, and expectations regarding the adequacy of reserves for credit losses, as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the possibility that the Company may reduce or discontinue the payment of dividends on its common stock; the possibility that the Company may discontinue, reduce or otherwise limit the level of repurchases of its common stock that it may make from time to time pursuant to its stock repurchase program; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.4 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Added five experienced bankers in January 2026, including two veteran commercial bankers with deep roots in the community, to our Northern California team
- Merger between Southern California Bancorp and predecessor California BanCorp ("the Merger") closed on July 31, 2024, and expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 37% of total deposits at June 30, 2026
- Total loans held for investment of $3.1 billion at June 30, 2026, compared with $3.0 billion at March 31, 2026 and $3.0 billion at June 30, 2025
- Diverse commercial loan portfolio
- Bank's capital ratios exceed minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis (April 2026); world data published by the International Monetary Fund (April 2026).
2. Employment Development Department, State of California; data as of third quarter 2025.

California BanCorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters	
$669M Market Cap[1]	**$4.0B** Assets[3]	**18.55%** 5.5-Yr Asset CAGR[4]
4 Bank Acquisitions[2] **1** Merger of Equal	**$3.4B** Deposits[3]	**20.68%** 5.5-Yr Deposit CAGR[4]

Branch Footprint


Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
El Dorado
Sonoma
Napa
Yolo
Solano
Alpine
Amador
Calaveras
Tuolumne
Marin
San Francisco
San Mateo
Santa Cruz
Alameda
San Joaquin
Stanislaus
Mono
Mariposa
Madera
Merced
San Benito
Fresno
Inyo
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Imperial


Roseville
Woodland
Sacramento
Davis
Windsor
Rancho Cordo
Santa Rosa
Parkway
Elk Grove
Sebastopol
Rohnert Park
Vacaville
Napa
Petaluma
Fairfield
Lodi
Novato
Vallejo
Point Reyes Natl. Seashore
San Rafael
Concord
Stockton
Richmond
Berkeley
San Francisco
Oakland
Manteca
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N


Santa Paula
Santa Clarita
Victorville
Ventura
Oxnard
Simi Valley
Burbank
Los Angeles
El Monte
Fontana
San Bernardino
Inglewood
Ontario
Riverside
Fullerton
Corona
Torrance
Moreno Valley
Orange
Long Beach
Santa Ana
Temecula
Oceanside
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of June 30, 2026.
2. Over the past 10 years.
3. As of **June 30, 2026**.
4. Compound annual growth rate (CAGR) for the period ended June 30, 2026.

Attractive Market Position

California is the Largest Banking Market in the United States

$4.3T
California GDP[1]

4th
Largest economy in the world behind Germany and ahead of Japan[1]

40MM
2023 Population[2]

1.9MM
Small Businesses[3]

BCAL's Southern California Footprint

$1.6T
Combined GDP[1]

16th
Largest economy in the world, behind Spain and ahead of Indonesia[1]

23MM
2023 Population[2]

1.0MM
Small Businesses[3]

BCAL's Northern California Footprint

$721MM
Combined GDP[1]

25th
Largest economy in the world, behind Switzerland and ahead of Poland[1]

6MM
2023 Population[2]

>300K
Small Businesses[3]

Banks in California (4)



351
272
124
117
2000
2010
2024
2026

Median California Bank Assets ($MM)



$175
$252
$1,064
$1,114
2000
2010
2024
2026

1. California data from U.S. Bureau of Economic Analysis (September 2025); World data from Internation Monetary Fund("IMF") (April 2026).
2. U.S. Census Bureau (July 2026) and World Population Review (2026).
3. Employment Development Department, State of California (2025 Quarter 3).
4. Data from FDIC BankFind (March 2026).

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.2 billion, or 388%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$768
$830
$1,579
$2,260
$2,284
$2,360
$4,032
$4,033
$4,025
2018
2019
2020
2021
2022
2023
2024
2025
2Q26
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer

Chairman and Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez

President

Banking Experience:

> 25 Years

Thomas Dolan

Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel

Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz

Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang

Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant

Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, are easily accessible, with good visibility and efficient operations
- Commercial offices with average deposits for all branches of $239.9 million per branch at June 30, 2026 ($3.36 billion in deposits / 14 branches)

Financial Highlights

Financial Highlights

Financial Highlights ($ in millions except per share data)	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Net Income	$14.3	$13.8	$16.4	$15.7	$14.1
Diluted EPS	$0.44	$0.42	$0.50	$0.48	$0.43
Pre-tax, Pre-provision Income (PTPP)[1]	$20.6	$18.7	$18.0	$21.8	$19.4
Return on Average Assets	1.43%	1.36%	1.58%	1.54%	1.45%
Return on Average Common Equity	9.84%	9.62%	11.43%	11.24%	10.50%
Net Interest Margin	4.71%	4.47%	4.44%	4.52%	4.61%
Efficiency Ratio[1]	54.22%	57.69%	60.80%	51.75%	56.09%
Non-performing Assets/Total Assets	0.44%	0.97%	0.40%	0.38%	0.46%
Allowance for Credit Losses/Total Loans Held for Investment	1.18%	1.21%	1.20%	1.46%	1.46%

Tangible Book Value & Bank Capital Ratios ($ in millions)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Tangible Common Equity[1]	$458.8	$449.2	$447.2	$434.4	$416.3
Tangible Book Value per Common Share[1]	$14.29	$13.97	$13.79	$13.39	$12.82
Tangible Common Equity/Tangible Assets[1]	11.8%	11.5%	11.5%	10.9%	10.9%
Leverage Ratio	12.8%	12.0%	11.6%	11.4%	12.1%
Common Equity Tier 1 Ratio	13.9%	13.8%	13.3%	12.9%	13.2%
Tier 1 Capital Ratio	13.9%	13.8%	13.3%	12.9%	13.2%
Total Capital Ratio	14.9%	14.8%	14.2%	14.1%	14.3%

Q2 2026 versus Q1 2026:

- **Net income** of $14.3 million, up 3.69% from prior quarter
- **Diluted EPS** of $0.44 diluted earnings per share, up 4.25% from prior quarter.
- **Pre-tax, pre-provision income**[1] was $20.6 million, an increase of $1.9 million, or 9.89%.
- **Return on average assets** of 1.43%, up 0.07% or 5.15%.
- **Return on average tangible common equity**[1] of 12.62%, up 0.25% or 2.03%.
- **Total loans, including loans held for sale,** increased to $3.11 billion at June 30, 2026, up $113.7 million, or 3.8%, from $3.00 billion at March 31, 2026.
- **Nonperforming loans** were $8.9 million, down $21.7 million, or 70.9%.
- **Net interest margin** was 4.71%, up 24 basis points or 5.37%.
- **Cost of funds** was 1.38%, up 2 basis points or 1.47%.

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Balance Sheet

($ in 000s)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets					
Cash and Cash Equivalents	$ 264,951	$ 411,140	$ 399,913	$ 559,216	$ 430,137
Debt Securities	361,553	351,466	287,826	262,424	241,275
Loans Held for Sale	15,828	24,096	25,105	6,685	6,088
Loans Held for Investment	3,094,753	2,972,833	3,033,887	2,990,299	2,991,560
Allowance for Loan Losses	(34,860)	(34,002)	(34,348)	(41,292)	(41,110)
Net Loans	3,059,893	2,938,831	2,999,539	2,949,007	2,950,450
Goodwill and Other Intangibles	127,814	128,614	129,414	130,361	131,309
Other Assets	195,220	194,587	191,589	193,516	194,458
Total Assets	**$ 4,025,259**	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**	**$ 3,953,717**
Liabilities					
Total Deposits	$ 3,359,105	$ 3,393,485	$ 3,370,581	$ 3,459,661	$ 3,312,278
Subordinated Debentures	34,611	34,221	33,832	33,443	52,883
Other Liabilities	44,903	43,193	52,387	43,381	40,963
Total Liabilities	**3,438,619**	**3,470,899**	**3,456,800**	**3,536,485**	**3,406,124**
Shareholders' Equity					
Common Stock	434,514	435,249	442,394	444,132	444,365
Retained Earnings	157,407	146,355	135,813	122,644	106,960
Accumulated Other Comprehensive Loss, Net of Taxes	(5,281)	(3,769)	(1,621)	(2,052)	(3,732)
Total Shareholders' Equity	586,640	577,835	576,586	564,724	547,593
Total Liabilities & Shareholders' Equity	**$ 4,025,259**	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**	**$ 3,953,717**

2Q26, 1Q26 and 2Q25 Income Statements

Income Statement ($ in 000s)	Three Months Ended		
	June 30, 2026	March 31, 2026	June 30, 2025
Interest Income			
Loans	$ 47,970	$ 45,628	$ 49,080
Securities	3,825	3,076	2,055
Interest and dividends from other institutions	3,137	5,081	4,651
Total Interest Income	54,932	53,785	55,786
Interest Expense			
Deposits	10,883	11,002	12,940
Borrowings	695	699	1,429
Total Interest Expense	11,578	11,701	14,369
Net Interest Income	43,354	42,084	41,417
Provision for (reversal of) credit losses	714	(381)	(634)
Net Interest Income after Provision for (Reversal of) Credit Losses	42,640	42,465	42,051
Noninterest Income			
Service charges and fees on deposit accounts	1,097	1,100	1,178
Bank owned life insurance	496	518	503
Servicing and related income on loans	51	78	102
Other (losses), charges, fees and income	(93)	441	1,073
Total Noninterest Income	1,551	2,137	2,856
Noninterest Expense			
Salaries, wages and other employee benefits	15,544	16,550	15,293
Occupancy	1,944	1,989	2,094
Litigation settlements, net	—	75	—
Other real estate owned expense	201	104	862
Other operating	6,657	6,794	6,584
Total Noninterest Expense	24,346	25,512	24,833
Net Income Before Income Taxes	19,845	19,090	20,074
Income tax expense	5,545	5,299	5,975
Net Income	$ 14,300	$ 13,791	$ 14,099

2Q26 and 2Q25 YTD Income Statements

Income Statement ($ in 000s)	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Interest Income		
Loans	$ 93,598	$ 99,766
Securities	6,901	3,884
Interest and dividends from other institutions	8,218	8,961
Total Interest Income	108,717	112,611
Interest Expense		
Deposits	21,885	26,119
Borrowings	1,394	2,820
Total Interest Expense	23,279	28,939
Net Interest Income	85,438	83,672
Provision for (reversal of) credit losses	333	(4,410)
Net Interest Income after Provision for (Reversal of) Credit Losses	85,105	88,082
Noninterest Income		
Service charges and fees on deposit accounts	2,197	2,364
Gain on sale of loans	—	577
Bank owned life insurance	1,014	966
Servicing and related income on loans	129	244
Other charges, fees and income	348	1,271
Total Noninterest Income	3,688	5,422
Noninterest Expense		
Salaries, wages and other employee benefits	32,094	31,157
Occupancy	3,933	4,246
Litigation settlements, net	75	—
Other real estate owned expense	305	930
Other operating	13,451	13,420
Total Non-interest Expense	49,858	49,753
Net Income Before Income Taxes	38,935	43,751
Income tax expense	10,844	12,799
Net Income	$ 28,091	$ 30,952

Net Interest Margin

Yield on Earning Assets
(for three months ended June 30, 2026)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$ 3,037,033	$ 47,970	6.34 %
Taxable debt securities	306,837	3,528	4.61 %
Tax-exempt debt securities[1]	52,262	297	2.89 %
Deposits in other financial institutions	230,941	2,123	3.69 %
Fed fund sold/resale agreements	30,700	301	3.93 %
Restricted stock investments and other bank stock	31,759	713	9.00 %
Total interest-earning assets	3,689,532	54,932	5.97 %
Total noninterest-earning assets	307,720		
Total Assets	**$ 3,997,252**		

Net Interest Income ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$—
$41.4
$42.5
$42.9
$42.1
$43.4
4.61%
4.52%
4.44%
4.47%
4.71%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended June 30, 2026)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$ 838,323	$ 3,543	1.70 %
Money market and savings accounts	1,176,250	6,562	2.24 %
Time deposits	96,848	778	3.22 %
Total interest-bearing deposits	2,111,421	10,883	2.07 %
Borrowings:			
Subordinated debt	34,421	695	8.10 %
Total borrowings	34,421	695	8.10 %
Total interest-bearing liabilities	2,145,842	11,578	2.16 %
Noninterest-bearing liabilities:			
Demand deposits	1,224,016		
Other liabilities	44,695		
Shareholders' equity	582,699		
Total Liabilities and Shareholders' Equity	**$ 3,997,252**		

Total cost of deposits in 2Q26 was 1.31%
Total cost of funds in 2Q26 was 1.38%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
—%
3%
2%
20%
4%
34%
37%
2%
2%
21%
4%
35%
36%
1%
2%
22%
4%
36%
35%
2%
1%
20%
4%
36%
37%
2%
1%
20%
4%
35%
37%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Noninterest-bearing Demand
ICS/R&T(2)(3)
Time Deposits
Money Market & Savings
Brokered Time Deposits
Interest-bearing Checking
CDARS Time Deposits(3)

97.6% Core deposits[1] | 37.4% Noninterest-bearing deposits to total deposits as of June 30, 2026

Cost of Deposits for the quarter ended



2.00%
1.50%
1.00%
0.50%
—%
1.59%
1.59%
1.43%
1.29%
1.31%
2Q25
3Q25
4Q25
1Q26
2Q26

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$3,312
$3,460
$3,371
$3,393
$3,359
2Q25
3Q25
4Q25
1Q26
2Q26

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-bearing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.
3. Total reciprocal deposits (ICS, R&T and CDARS time deposits) were above 20% of the Bank's total liabilities and approx. $24.3 million of excess reciprocal deposits is classified as brokered deposits at June 30, 2026.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity
As of 6/30/26 ($ in millions)					
Cash	$	265.0	$ —	$	265.0
AFS Securities		308.8	97.8		211.0
FHLB		784.8	65.0		719.8
FRB DW		329.7	—		329.7
Other Sources		90.5	—		90.5
Total	$	1,778.7	$ 162.8	$	1,615.9



Significant Available Liquidity ($ in millions)
$265.0
$211.0
$719.8
$329.7
$90.5
$1,615.9
Cash
AFS Securities
FHLB
FRB DW
Other Sources
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity (as of 6/30/2026)

- On-BS Cash = $265.0 million
- Total Borrowing Capacity = $1.20 billion
- Total Available Borrowing Capacity = $1.14 billion
- Total Available Liquidity = $1.62 billion

Loan Portfolio

Total Loans [1] ($MM),
at the quarter ended



$4,000
$3,000
$2,000
$1,000
$—
$2,998
$2,997
$3,059
$2,997
$3,111
2Q25
3Q25
4Q25
1Q26
2Q26

Yield on Loans,
for the quarter ended



7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.58%
6.50%
6.31%
6.14%
6.34%
5.89%
5.91%
5.80%
5.70%
5.90%
2Q25
3Q25
4Q25
1Q26
2Q26
Yield on Loans
Yield on Loans Less Accretion

Contractual Maturity Summary for the next 3 years as of June 30, 2026

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$ 103.1	3.3 %	$ 19.9	0.6 %	$ 7.3	0.2 %
1-4 family residential	21.6	0.7 %	11.5	0.4 %	4.2	0.1 %
Multifamily	66.3	2.1 %	24.8	0.8 %	9.2	0.3 %
Commercial real estate	225.5	7.2 %	224.0	7.2 %	189.9	6.1 %
Commercial & industrial	365.0	11.7 %	60.2	1.9 %	49.2	1.6 %
Others	2.2	0.1 %	0.5	0.0 %	—	0.0 %
Total loans	$ 783.7	25.1 %	$ 340.9	10.9 %	$ 259.8	8.3 %
Sponsor Finance	$ —	0.0 %	$ 19.1	0.6 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 50.7	1.6 %	$ 43.8	1.4 %	$ 67.4	2.2 %
CRE Non Owner-Occupied (NOO)	$ 174.8	5.6 %	$ 180.3	5.8 %	$ 122.5	3.9 %
CRE Office and Medical/Dental Office	$ 45.5	1.5 %	$ 48.7	1.6 %	$ 54.7	1.8 %

Loan Repricing Summary for the next 3 years as of June 30, 2026

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$ 625.8	20.1 %	$ 3.7	0.1 %	$ 6.7	0.2 %
Other Indexed Rate Loans	281.8	9.1 %	143.0	4.6 %	175.3	5.6 %
Total Variable Rate Loans	907.6	29.2 %	146.7	4.7 %	182.0	5.8 %
Fixed Rate Loans [2]	357.3	11.5 %	222.2	7.1 %	147.4	4.7 %
Total Loans	$ 1,264.9	40.7 %	$ 368.9	11.8 %	$ 329.4	10.5 %
Multifamily	$ 78.7	2.5 %	$ 45.5	1.5 %	$ 21.6	0.7 %
Sponsor Finance	$ 19.1	0.6 %	$ —	0.0 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 167.1	5.4 %	$ 96.7	3.1 %	$ 93.6	3.0 %
CRE Non Owner-Occupied (NOO)	$ 348.1	11.2 %	$ 198.5	6.4 %	$ 144.7	4.7 %
CRE Office and Medical/Dental Office	$ 122.8	3.9 %	$ 61.0	2.0 %	$ 32.6	1.0 %

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Loans Held for Investment Rollforward

Grow through new production while minimizing runoff through retention.



$400
$300
$200
$100
$—
$(100)
$(200)
$(300)
Amount ($M)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Ending Balance ($M)
$2,992
$2,990
$3,034
$2,973
$3,095
$73
$106
$(124)
$(132)
$79
$158
$(91)
$(148)
$90
$150
$(86)
$(110)
$51
$98
$(93)
$(117)
$100
$246
$(68)
$(156)
2Q25
3Q25
4Q25
1Q26
2Q26
Originations
Advances
Amortization
Payoffs, Maturities & Other
Ending Balance

Diverse Loan Portfolio

Total Loan Portfolio[1], as of June 30, 2026

Commercially Focused | Relationship Based



Multifamily 9.2%
1-4 SFR 4.5%
Construction and Land Dev. 4.3%
Other[2] 0.6%
Sponsor Finance 0.6%
C&I 19.5%
Total Loans[1] $3.11 billion
CRE[3] 61.3%

Total CRE [3] by Location[4], as of June 30, 2026



San Bernardino - 2.8%
Ventura - 3.8%
Sacramento - 5.1%
Orange - 4.7%
Riverside - 6.8%
Others - 6.7%
Out of State - 9.5%
San Diego - 11.9%
Los Angeles - 24.5%
California - Bay Area - 24.2%
Total CRE Loans
$1.91 billion

Total CRE [3] Distribution, as of June 30, 2026



CRE - Restaurant - 1.0%
CRE - Special Purpose - 2.7%
CRE - Medical/Dental Office - 3.1%
CRE - Mixed Use - 3.2%
CRE - Self Storage - 3.5%
CRE - Other - 5.1%
CRE - Hotel - 6.9%
CRE - Retail - 9.0%
CRE - Office - 9.3%
CRE - Industrial - 17.5%
Total CRE Loans
$1.91 billion

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of June 30, 2026


>70%
5.2%
>65% to 70%
8.2%
>60% to 65%
11.4%
>55% to 60%
11.6%
>50% to 55%
13.2%
<50%
50.4%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV [2]
CRE - Industrial	270	$ 544.1	$ 2.0	47.6%
CRE - Office	135	288.6	2.1	51.1%
CRE - Retail	164	280.2	1.7	46.3%
CRE - Special Purpose	47	84.4	1.8	41.5%
CRE - Medical/Dental Office	99	95.5	1.0	50.1%
CRE - Self Storage	18	107.5	6.0	45.0%
CRE - Restaurant	28	30.7	1.1	42.1%
CRE - Hotel	26	215.1	8.3	50.9%
CRE - Mixed Use	42	100.0	2.4	46.0%
CRE - Other (4)	55	159.9	2.9	55.2%
Total CRE	884	$ 1,906.0	$ 2.2	48.5%

CRE NOO vs CRE OO by Property Type, as of June 30, 2026


CRE NOO
CRE - Restaurant, 1.8%
CRE - Medical/Dental Office, 2.8%
CRE - Special Purpose, 1.6%
CRE - Other (4), 5.9%
CRE - Mixed Use, 7.2%
CRE - Self Storage, 8.7%
CRE - Hotel, 17.3%
CRE - Retail, 19.0%
CRE - Industrial, 18.2%
CRE - Office, 17.5%


CRE OO
CRE - Restaurant, 1.2%
CRE - Mixed Use, 1.6%
CRE - Retail, 6.6%
CRE - Medical/Dental Office, 9.2%
CRE - Office, 10.8%
CRE - Special Purpose, 9.7%
CRE - Other (4), 12.9%
CRE - Industrial, 48.0%

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of June 30, 2026, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of June 30, 2026.
4. CRE – Other includes gas station, mobile home park, residential care and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of June 30, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]		Average Loan Size	Weighted Avg. LTV [1]
< $0.5	41	$	10.4	$	0.3	39.4%
$0.5 - < $2	58	$	53.1	$	0.9	45.2%
$2 - < $5	20	$	65.8	$	3.3	47.5%
$5 - < $10	9	$	65.1	$	7.2	59.3%
$10 - < $20	6	$	74.2	$	12.4	50.0%
≥ $20	1	$	20.0	$	20.0	61.9%
CRE – Office	**135**	**$**	**288.6**	**$**	**2.1**	**51.1%**

CRE Medical/Dental Office Distribution by LTV[1], as of June 30, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	44	$	12.8	$0.3	44.2%
$0.5 - < $2	42	$	39.7	$0.9	49.3%
$2 - < $5	11	$	30.1	$2.7	56.0%
$5 - < $10	2	$	13.0	$6.5	44.7%
Office	**99**	**$**	**95.5**	**$1.0**	**50.1%**

CRE Office and Medical/Dental Office by Location [3]
as of June 30, 2026



Riverside
1.1%
Orange
2.3%
Out of State
2.8%
Others
6.9%
San Diego
7.6%
Ventura
8.0%
Sacramento
11.7%
California - Bay Area
27.5%
Los Angeles
32.1%

1. Weighted average LTV is based on current loan balance as of June 30, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of June 30, 2026.
3. Location by counties in California, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV [1], as of June 30, 2026

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	17	$ 4.9	$ 0.3	31.3%
$0.5 - < $2	36	$ 44.0	$ 1.2	47.1%
$2 - < $5	27	$ 82.3	$ 3.0	53.6%
$5 - < $10	7	$ 50.1	$ 7.2	55.5%
$10 - < $20	5	$ 70.0	$ 14.0	60.3%
≥ $20	1	$ 35.0	$ 35.0	55.6%
Multifamily Loans	93	$ 286.3	$ 3.1	54.4%

Multifamily Loans by Location[3], as of June 30, 2026


Ventura
1.1%
Others
1.3%
California - Bay Area
7.1%
Placer
14.7%
San Diego
19.6%
Los Angeles
55.1%

At June 30, 2026:

- Total multifamily loans were $286.3 million, or 9.2% of total loans, including loans held for sale
- Unfunded loan commitments were $4.2 million, or 0.47% of total unfunded loan commitments
- 59% are fixed rate loans and 41% are variable rate loans
- No past due multifamily loans
- No nonperforming multifamily loans

1. Weighted average LTV is based on current loan balance as of June 30, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of June 30, 2026.
3. Location by counties in California, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
				June 30, 2026			
Construction and Land Development	$ 125,478	$ 3,350	$ —	$ —	$ —	$ 5,000	$ 133,828
Real Estate - Other:							
1-4 Family Residential	135,150	—	2,030	—	—	2,661	139,841
Multifamily Residential	286,296	—	—	—	—	—	286,296
Commercial Real Estate and Other	1,865,114	21,624	20,089	—	—	83	1,906,910
Commercial and Industrial	548,071	23,666	33,168	—	—	1,178	606,083
Sponsor Finance	19,129	—	—	—	—	—	19,129
Consumer	2,666	—	—	—	—	—	2,666
Total Loans Held for Investment	**$ 2,981,904**	**$ 48,640**	**$ 55,287**	**$ —**	**$ —**	**$ 8,922**	**$ 3,094,753**

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
				March 31, 2026			
Construction and Land Development	$ 132,005	$ 3,340	$ —	$ —	$ —	$ 5,000	$ 140,345
Real Estate - Other:							
1-4 Family Residential	126,459	—	2,662	—	—	—	129,121
Multifamily Residential	273,007	—	—	—	—	—	273,007
Commercial Real Estate and Other	1,786,746	24,161	14,066	—	—	23,690	1,848,663
Commercial and Industrial	506,172	26,179	25,039	—	—	1,935	559,325
Sponsor Finance	20,335	—	—	—	—	—	20,335
Consumer	2,037	—	—	—	—	—	2,037
Total Loans Held for Investment	**$ 2,846,761**	**$ 53,680**	**$ 41,767**	**$ —**	**$ —**	**$ 30,625**	**$ 2,972,833**

1. Represents substandard accruing loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	2Q25	3Q25	4Q25	1Q26	2Q26
Nonaccrual Loans					
1-4 Family	$ —	$ —	$ —	$ —	$ 2,661
CRE & Multifamily	1,705	83	83	23,690	83
Construction & Land Development	14,659	13,497	13,808	5,000	5,000
Commercial	1,990	2,020	2,195	1,935	1,178
Total Nonaccrual	**18,354**	**15,600**	**16,086**	**30,625**	**8,922**
Accruing Loans past due 90 days or more	—	—	—	—	—
Total Nonperforming Loans	**18,354**	**15,600**	**16,086**	**30,625**	**8,922**
Other Real Estate Owned	**—**	**—**	**—**	**8,613**	**8,613**
Total Nonperforming Assets	**$ 18,354**	**$ 15,600**	**$ 16,086**	**$ 39,238**	**$ 17,535**

At June 30, 2026:

- Total nonperforming assets (NPAs) were $17.5 million, compared with $39.2 million in the prior quarter, and now represent 0.44% of total assets.
- Nonaccrual loans included 5 purchased credit deteriorated loans with a total net amortized cost of $1.0 million at June 30, 2026, acquired in connection with the prior merger transaction.
- During the second quarter of 2026, two nonaccrual CRE loans with total net amortized cost of $17.8 million were repaid and one $5.8 million nonaccrual CRE loan was sold at discount, which resulted in a $127 thousand charge-off, partially offset by the downgrade of a single family residential loan with a net amortized cost of $2.7 million.

NPAs / Assets


1.00%
0.75%
0.50%
0.25%
0.46%
0.38%
0.40%
0.97%
0.44%
2Q25
3Q25
4Q25
1Q26
2Q26

ACL/ Total Loans Held for Investment


1.75%
1.50%
1.25%
1.00%
1.46%
1.46%
1.20%
1.21%
1.18%
2Q25
3Q25
4Q25
1Q26
2Q26

Allowance for Credit Losses – Loans as of and for the Three Months Ended June 30, 2026


1.14% [1]
At
March 31,
2026
1.13% [1]
At
June 30, 2026
$36,000
$35,000
$34,000
$33,000
$32,000
Balance (thousands)
$34,002
$(192)
$192
$(424)
$1,231
$1,131
$(1,027)
$—
$(53)
$34,860
$1.1 million provision breakdown
Balance, Beginning
Net Charge-off
Net Charge-off Refill
Economic Forecast
Credit Quality
Loan Composition
Qualitative
Specific Reserve
Change in Unallocated
Balance, Ending

During the second quarter of 2026, the provision for credit losses for loans held for investment was $1.1 million. The provision for credit losses for loans held for investment was driven primarily by the changes in the reasonable and supportable forecast, primarily related to the economic outlook for California, coupled with increases in loan balances and substandard accruing loan balances, and changes in the portfolio mix, partially offset by changes in the qualitative factors and scenario weighting.

- Total net charge-offs were $192 thousand in the second quarter of 2026.
- At June 30, 2026, allowance for credit losses ("ACL") was $36.6 million, or 1.18% of total loans held for investment.
- At June 30, 2026, ACL was comprised of allowance for loan losses (ALL) of $34.9 million, or 1.13% of total loans held for investment, and reserve for unfunded loan commitments of $1.8 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) and Efficiency Ratio [1]


$30.0
$24.0
$18.0
$12.0
$6.0
$—
56.1%
51.7%
60.8%
57.7%
54.2%
$24.8
$23.4
$27.9
$25.5
$24.3
2Q25
3Q25
4Q25
1Q26
2Q26
Noninterest expense
Efficiency ratio

Total Revenue[2] ($MM)


$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$—
$44.3
$45.2
$45.9
$44.2
$44.9
2Q25
3Q25
4Q25
1Q26
2Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income and Return on Average Assets (ROAA)[3] ($MM)



$20.0
$10.0
$—
2.00%
1.50%
1.00%
$14.1
$15.7
$16.4
$13.8
$14.3
1.45%
1.54%
1.58%
1.36%
1.43%
2Q25
3Q25
4Q25
1Q26
2Q26
Net income
ROAA

Tangible Book Value (TBV)[1] and Return on Average Tangible Common Equity (ROATCE)[1,2]



$16.00
$8.00
$—
30.00%
20.00%
10.00%
—%
$12.82
$13.39
$13.79
$13.97
$14.29
13.94%
14.72%
14.80%
12.37%
12.62%
2Q25
3Q25
4Q25
1Q26
2Q26
TBV
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)



$19.4
$21.8
$18.0
$18.7
$20.6
2Q25
3Q25
4Q25
1Q26
2Q26

Diluted Earnings Per Share[3]



$0.43
$0.48
$0.50
$0.42
$0.44
2Q25
3Q25
4Q25
1Q26
2Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]



10.9%
10.9%
11.5%
11.5%
11.8%
2Q25
3Q25
4Q25
1Q26
2Q26

Tier 1 Ratio[2,3]



13.2%
12.9%
13.3%
13.8%
13.9%
2Q25
3Q25
4Q25
1Q26
2Q26

Total Risk-Based Capital Ratio[2,3]



14.3%
14.1%
14.2%
14.8%
14.9%
2Q25
3Q25
4Q25
1Q26
2Q26

Leverage Ratio[2,3]



12.1%
11.4%
11.6%
12.0%
12.8%
2Q25
3Q25
4Q25
1Q26
2Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income is non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the six months ended	
All dollars in thousands	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2026	June 30, 2025
Net Interest Income	$ 41,417	$ 42,515	$ 42,905	$ 42,084	$ 43,354	$ 85,438	$ 83,672
Noninterest Income	2,856	2,668	2,995	2,137	1,551	3,688	5,422
Total Net Interest Income and Noninterest Income	44,273	45,183	45,900	44,221	44,905	89,126	89,094
(Deduct): Noninterest expense	24,833	23,382	27,908	25,512	24,346	49,858	49,753
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$ 19,440	$ 21,801	$ 17,992	$ 18,709	$ 20,559	$ 39,268	$ 39,341

Non-GAAP Reconciliation

Efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

	For the three months ended					For the six months ended	
All dollars in thousands	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2026	June 30, 2025
Noninterest Expense	$ 24,833	$ 23,382	$ 27,908	$ 25,512	$ 24,346	$ 49,858	$ 49,753
Net Interest Income	$ 41,417	$ 42,515	$ 42,905	$ 42,084	$ 43,354	$ 85,438	$ 83,672
Plus: Total Noninterest Income	2,856	2,668	2,995	2,137	1,551	3,688	5,422
Total Revenue	$ 44,273	$ 45,183	$ 45,900	$ 44,221	$ 44,905	$ 89,126	$ 89,094
Efficiency Ratio (non-GAAP)	56.09 %	51.75 %	60.80 %	57.69 %	54.22 %	55.94 %	55.84 %

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data		June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Total Stockholders' Equity	$	547,593	$ 564,724	$ 576,586	$ 577,835	$ 586,640
Less: Intangible Assets		131,309	130,361	129,414	128,614	127,814
Tangible Common Equity (non-GAAP)	$	**416,284**	$ **434,363**	$ **447,172**	$ **449,221**	$ **458,826**
Total Assets	$	3,953,717	$ 4,101,209	$ 4,033,386	$ 4,048,734	$ 4,025,259
Less: Intangible Assets		131,309	130,361	129,414	128,614	127,814
Tangible Assets (non-GAAP)	$	**3,822,408**	$ **3,970,848**	$ **3,903,972**	$ **3,920,120**	$ **3,897,445**
Tangible Common Equity Ratio (non-GAAP)		**10.89 %**	**10.94 %**	**11.45 %**	**11.46 %**	**11.77 %**
Basic Shares Outstanding		32,463,311	32,443,056	32,418,182	32,152,298	32,110,117
Book Value Per Share	$	16.87	$ 17.41	$ 17.79	$ 17.97	$ 18.27
Less: Intangible Book Value per Share		4.05	4.02	4.00	4.00	3.98
Tangible Book Value Per Share (non-GAAP)	$	**12.82**	$ **13.39**	$ **13.79**	$ **13.97**	$ **14.29**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) average tangible common equity, and (2) return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the six months ended	
All dollars in thousands	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2026	June 30, 2025
Net Income	$ 14,099	$ 15,684	$ 16,422	$ 13,791	$ 14,300	$ 28,091	$ 30,952
Average Assets	$ 3,905,279	$ 4,041,872	$ 4,135,413	$ 4,114,498	$ 3,997,252	$ 4,055,551	$ 3,952,134
Average Shareholders' Equity	538,378	553,543	570,138	581,184	582,699	581,945	528,516
Less: Average Intangible Assets	132,600	130,825	129,870	128,992	128,203	128,595	133,081
Average Tangible Common Equity (non-GAAP)	**$ 405,778**	**$ 422,718**	**$ 440,268**	**$ 452,192**	**$ 454,496**	**$ 453,350**	**$ 395,435**
Return on Average Assets	1.45 %	1.54 %	1.58 %	1.36 %	1.43 %	1.40 %	1.58 %
Return on Average Equity	10.50 %	11.24 %	11.43 %	9.62 %	9.84 %	9.73 %	11.81 %
Return on Average Tangible Common Equity (non-GAAP)	13.94 %	14.72 %	14.80 %	12.37 %	12.62 %	12.50 %	15.78 %

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